PROMISSORY NOTES - AFFILIATES	9 Months Ended
Sep. 30, 2024
PROMISSORY NOTES - AFFILIATES
PROMISSORY NOTES - AFFILIATES
7.	PROMISSORY NOTES – AFFILIATES

On November 30, 2017, BMS issued subordinated promissory notes in the aggregate principal amount of approximately $3.6 million to certain sellers in connection with the acquisition of the PKSH Entities. These notes had a maturity date of May 17, 2023 and accrued interest at a rate of 10% annually. The interest on these notes continued to accrue until such time as these notes were paid or restructured.

Additionally, in connection with the acquisition of the PKSH Entities, BMS agreed to pay contingent consideration in the amount of $5.0 million to certain sellers. The conditions related to this contingency were met on November 30, 2018, and thus the notes had been issued to the sellers. These subordinated promissory notes had a maturity date of May 30, 2023, and accrued interest at a rate of 10% annually. The interest on these notes continued to accrue until such time as these notes were paid or restructured.

As of December 31, 2023, the amount of principal and accrued interest related to these promissory notes was approximately $12.2 million. Related interest expense was approximately $0 million and $0.3 million for the nine months ended September 30, 2024 and 2023, respectively.

In connection with the closing of the Business Combination, the Company paid approximately $3.5 million on these notes. In addition to the paydown, the noteholders agreed to forgive the remaining accrued but unpaid interest of approximately $3.8 million and entered into new promissory notes in the principal amount of approximately $5.3 million in the aggregate. The terms of these new promissory notes provide for maturity on May 15, 2027 and carries an interest rate of Prime plus 1.00%, but no less than 7.50% per annum. Related interest expense was approximately $0.3 and $0 for the nine months ended September 30, 2024 and 2023, respectively.